EXHIBIT 99.40

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

MICHAEL W. KLINGER,	Cause No. 1:09-cv-579-WTL-DML
Plaintiff,
- against -
EDCI HOLDINGS, INC., et al.,
Defendants.

DEFENDANTS’ MOTION TO STAY PROCEEDINGS
PENDING RULING BY COORDINATE COURT

Defendants EDC Holdings, Inc., Entertainment Distribution Company, Inc., Entertainment Distribution Company, LLC, and Entertainment Distribution Company (USA), LLC respectfully move this Court to stay all proceedings in order to permit a coordinate and coequal court, the United States District Court for the Southern District of New York, to rule on a motion pending in an earlier field action involving the same parties and same transactions and omissions constituting the core of the claims at issue herein.  In support of this motion, Defendants state:

1.           Plaintiff commenced this action on or about May 8, 2009.
2.           Three weeks earlier, on April 17, 2009, three of the defendants here1 (EDC Holdings, Inc., Entertainment Distribution Company, LLC, and Entertainment Distribution Company (USA), LLC) commenced an action in the United States District Court for the Southern District of New York, EDCI Holdings, Inc., et al. v. Klinger, Case No. 09 Civ. 3880 (BSJ) (the “New York Action”).  The subject matter of the New York Action and this action are duplicative, in that they substantially overlap and the respective claims in the two actions would be considered compulsory counterclaims in the other action.

3.           On or about May 11, 2009, Klinger responded to the Complaint in the New York Action with his Motion To Dismiss For Lack Of Personal Jurisdiction, And/Or Improper Venue, Or In The Alternative, Motion To Transfer Venue, filed on or about May 11, 2009.  In his motion he challenges the exercise of personal jurisdiction over him by the New York federal court.  He also claims that venue is not proper in the Southern District of New York and, in any event, should be transferred to this Court.

4.           On or about May 28, 2009, the EDC companies opposed Klinger’s motion in the New York Action and cross-moved to enjoin Klinger’s further prosecution of this action.

5.           The court hearing the New York Action will decide the issues of personal jurisdiction in New York and both proper and convenient venue.  As explained in the accompanying memorandum of law, under the first-filed doctrine those issue should be committed to the court hearing the first-filed action.

6.           This Court possesses the inherent power to stay its proceedings and should do so in these circumstances.

7.           Plaintiff will not suffer any significant prejudice from a stay for these purposes.

8.           Defendants propose that the stay order specify that the parties file a notice with this Court when a ruling issues in the New York Action and that the stay shall automatically expire thirty (30) days thereafter, unless one or more of the parties moves for other relief.

WHEREFORE, Defendants respectfully request entry of an order staying all proceedings until thirty (30) days after a notice has been filed with this Court of a ruling on Klinger’s Motion To Dismiss For Lack Of Personal Jurisdiction, And/Or Improper Venue, Or In The Alternative, Motion To Transfer Venue, in the case EDCI Holdings, Inc., et al. v. Klinger, Case No. 09 Civ. 3880 (BSJ), presently pending in the United States District Court for the Southern District of New York.

Dated: May 28, 2009	Respectfully Submitted,

______________________________
Rebekah Plowman
EPSTEIN BECKER & GREEN, P.C.
Resurgens Plaza
945 East Paces Ferry Road, Suite 2700
Atlanta, GA 30326
Phone: (404) 923-9000
Fax: (404) 923-9962
Email: RPlowman@ebglaw.com
-and-
John Houston Pope*
EPSTEIN BECKER & GREEN, P.C.
250 Park Ave.
New York, NY 10177-1211
Phone: (212) 351-4500
Fax: (212) 661-0989
Email: JHPope@ebglaw.com
* application for admission pro hac vice submitted

Attorneys for Defendants

____________________________________________________________

CERTIFICATE OF SERVICE

I hereby certify that on May 28, 2009, I served the foregoing upon Plaintiff’s counsel of record, Kathleen A. DeLaney, DeLaney & DeLaney LLC, 3646 N. Washington Blvd., Indianapolis, IN 46205, by overnight delivery service (Federal Express)

___________

1           Entertainment Distribution Company, Inc. and Robert L. Chapman, Jr. are not parties to the New York Action.

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

MICHAEL W. KLINGER,	Case No. 1:09-cv-579-WTL-DML
Plaintiff,
- against -
EDCI HOLDINGS, INC., et al.,
Defendants.

DEFENDANTS’ MEMORANDUM OF LAW IN SUPPORT
OF THEIR MOTION TO STAY PROCEEDINGS
PENDING RULING BY COORDINATE COURT

Defendants1 EDC Holdings, Inc. (“EDCI”), Entertainment Distribution Company, Inc. (“EDC”), Entertainment Distribution Company, LLC (“EDC LLC”), and Entertainment Distribution Company (USA), LLC (“EDC USA”) (collectively “the EDC companies”) respectfully submit this memorandum of law in support of their motion to stay all proceedings in order to permit a coordinate and coequal court, the United States District Court for the Southern District of New York, to rule on a motion pending in an earlier filed action involving the same parties and same transactions and omissions constituting the core of the claims at issue herein.
This application comes before this Court as an attempt to conserve judicial resources and to avoid conflict between coordinate, coequal courts in the federal system.  The case before this Court is the second filed of two cases involving the same parties and the same events.  The first filed case is pending in New York.  Plaintiff here, Michael W. Klinger (“Klinger”), has moved in the New York federal court for dismissal or transfer to this Court and three of the defendants here (who are plaintiffs in the New York action) have cross-moved to enjoin Klinger from prosecuting this action while the New York action remains pending.  Until those motions are decided, this Court should not take any further action.  A ruling in Klinger’s favor consolidates all claims in this Court; a ruling in favor of the EDC companies consolidates all claims in the New York federal court.  This consolidation in one court or the other is how it should be, and the Court in which the first filed action is pending should be the court to decide the issues.

Background

For purposes of this motion, the Court does not need a detailed explanation of the controversy between parties.  Accompanying this motion, however, are the papers filed in the New York action, which provide such details, if the Court wishes to delve into them.

In a nutshell, Klinger worked for a company acquired by the EDC companies in May 2005.  He worked in the finance department.  Over the course of his forty-seven month employment with the EDC companies he received two major promotions, eventually gaining appointment as Chief Financial Officer (“CFO”) for EDCI and its subsidiaries in September 2008.  He entered into an employment agreement (“the Agreement”) for that position with EDCI on or about October 3, 2008.2  The Agreement provides for vastly different post-employment benefits depending upon whether Klinger’s employment terminates for Cause or for another reason, such as resignation for Good Reason.

In March 2009 defendant Robert L. Chapman, Jr. (“Chapman”), the Chief Executive Officer (“CEO”) of EDCI, discovered that Klinger was involved in the approval of, and commitment of EDC USA to, double severance payments for twelve employees of EDC USA, creating an unauthorized cost of $176,000, in violation of EDC USA’s ERISA-governed severance pay policy.  Chapman discussed this misconduct with Klinger, as well as other performance deficiencies that arose during Klinger’s first six months as CFO.  Chapman informed Klinger in early April that Klinger faced the prospect of termination for Cause over the double severance payments.  Chapman and Klinger negotiated over a mutually acceptable separation package, for which Klinger aggressively sought a term that his termination not be classified as for Cause.

On April 9, 2009, it appeared that the parties had reached a deal.  On April 13, however, Klinger reneged on the deal and submitted a memorandum claiming that he was entitled to resign with Good Reason if the EDC companies did “cure” various “material breaches” of the Agreement.3  On April 13, 2009, EDCI responded to Klinger’s withdrawal from the negotiations over his separation by issuing to Klinger a notice of the termination of his employment with Cause, subject to the approval of its Board of Directors.4  On April 14, 2009, the Board approved that request and terminated Klinger’s employment.

1           Defendant Robert L. Chapman, Jr. has not yet been served with process.  If he is served, he is expected to join this application, although he likely will contest the exercise of personal jurisdiction as well.

2           The Agreement appears as Exhibit A to Klinger’s Complaint.

3           Klinger’s memorandum appears as Exhibit B to his Complaint.

4           A letter providing Klinger with notice that this matter would be presented to the Board for its approval is attached as Exhibit C to his Complaint.

NY:3479690v2

Procedural History

On April 17, 2009, three of the EDC companies (EDCI, EDC LLC and EDC USA) commenced suit in the United States District Court for the Southern District of New York, EDCI Holdings, Inc., et al. v. Klinger, Case No. 09 Civ. 3880 (BSJ).5  The suit seeks recovery from Klinger in connection with his breach of fiduciary duty in the administration of the ERISA-governed severance pay policy and requests a declaratory judgment that the EDC companies terminated Klinger’s employment with Cause.  Klinger has responded to the Complaint with his Motion To Dismiss For Lack Of Personal Jurisdiction, And/Or Improper Venue, Or In The Alternative, Motion To Transfer Venue, filed on or about May 11, 2009.6  In his motion he challenges the exercise of personal jurisdiction over him by the New York federal court.  He also claims that venue is not proper in the Southern District of New York and, in any event, should be transferred to this Court.  On May 28, 2009, the EDC companies opposed his motion and cross-moved to enjoin Klinger’s further prosecution of this action.7

On April 23, 2009, six days after his counsel was apprised of the New York action and the day after Klinger was personally served with the Summons and Complaint, he filed a charge of discrimination with the EEOC in which he asserts he was subject to age discrimination and retaliation for opposing discrimination.  On May 6, 2009, the EDC companies submitted a position statement to the EEOC in response to the charge.

On May 8, 2009, Klinger commenced this action.  He presently bases subject matter jurisdiction on diversity of citizenship, but states that he will be amending to add federal claims based on his EEOC charge.  The claims in his Complaint concern breach of contract, alleged violations of the Indiana wage statutes, and defamation.  The subject matter of this action is duplicative of the EDC companies’ action in New York, in that they substantially overlap and the respective claims in the two actions would be considered compulsory counterclaims in the other action.

Argument

I.	This Court Should Stay Further Proceedings Until The New York Court Rules On The Motion Pending Before it

The law “abhors a multiplicity of suits.” Martin v. Graybar Elec. Co., 266 F.3d 202, 205 (7th Cir. 1959).  When two suits over the same subject matter are pending in different federal courts, “a strong legal presumption against having related actions pending simultaneously in different courts,” Indianapolis Motor Speedway v. Polaris Indus. Inc., 2000 WL 777895, at *1 (S.D. Ind. Apr. 28, 2000), calls upon the courts to find a way to consolidate the litigation in one forum.  Two questions then arise:  (1) in which court should consolidation occur and (2) which court decides the answer to the first question?

The first-filed doctrine supplies the answer to the second question and, in most cases, the first question as well.  Under the first-filed doctrine, “there is a rebuttable presumption that the first case should be allowed to proceed and the second case abated.”  Id. at *2; accord Asset Allocation & Mgmt. Co. v. Western Employers Ins. Co., 892 F.2d 566, 573 (7th Cir. 1989).  While the first-filed doctrine does not state an absolute rule regarding which court will prevail, a corollary to the doctrine establishes a bright line rule that the forum in which the first-filed action is pending should decide which court hears the action.8  See, e.g., Cadle v. Whataburger of Alice, 174 F.3d 599, 606 (5th Cir. 1999); Purnell v. Amerisure Mut. Ins. Co., 2009 WL 223406, at *1 (W.D. Okla. Jan. 29, 2009); Pem America, Inc. v. Lambert, 2003 WL 22383369, at *2 (S.D.N.Y. Oct. 17, 2003).  Simply stated, “the court in which the first-filed case was brought decides the question whether or not the first-filed rule, or alternatively, an exception to the first-filed rule, applies.”  Universal Premium Acceptance Corp. v. Oxford Bank & Trust, 2002 WL 31898217, at *2 (D. Kan. 2002).

These principles apply with greater force where, as here, a party already has asked the court in which the first-filed action is pending to decide the issues of jurisdiction and venue.  Courts in the Seventh Circuit that serve as the forum for the second-filed action defer to the first-filed court in such circumstances, staying the case before them until the decision on the motion pending in the first-filed case’s forum.  See, e.g., Eli Lilly & Co. v. Schreiber, 2006 WL 3248443, at *1-2 (S.D. Ind. Mar. 7, 2006); Caccamo v. Greenmarine Holdings LLC, 2001 WL 668929, at *2 (N.D. Ill. June 14, 2001); Colborne Corp. v. MC Retail Foods, 1995 WL 470226, at *1 (N.D. Ill. Aug. 7, 1995).  As these courts observe, it is premature to consider any motion to dismiss from the defendants in the second-filed action while the court hearing the first-filed action considers issues such as jurisdiction and venue.  If the pending motion in the first-filed action is granted, the actions would consolidate in the second-filed action’s forum.  If the pending motion in the first-filed action is denied, the natural course would be to dismiss the second-filed action.

This Court “has broad discretion to stay proceedings as an incident to its power to control its own docket.”  Clinton v. Jones, 520 U.S. 681, 706 (1997).  “The reasonable course in the present case is stay the action until the [New York] court decides the jurisdiction question before it.”  Caccamo, 2001 WL 668929, at *2; accord Schreiber, 2006 WL 3248443, at *2; see also Asset Allocation, 892 F.2d at 573 (suggesting that the court hearing second-filed suit could have stayed its action pending resolution of motions in first-filed action).  Defendants propose that the Court enter a stay that specifies that the parties file a notice with this Court when the New York federal court has ruled and that the stay shall automatically expire thirty (30) days thereafter, unless one or more of the parties moves for other relief.9

Klinger would suffer no significant prejudice in connection with the requested stay.  To start, he asked the New York court to decide the jurisdiction and venue issues; he hardly can be heard to complain if this Court defers to the course he himself selected.  Moreover, he recites in his Complaint that he intends to amend to include additional claims when the EEOC issues a right-to-sue notice on his charge.  (It would seem that he rushed to file his suit in this forum, before he had all of his claim ready to prosecute, simply to have an alternative venue available for the New York court to consider in connection with his motion.)  Since Klinger contemplates that his action is presently incomplete and will be expanded in the future, he cannot be heard to complain if this Court places a hold on proceedings that permits the EDC companies to learn of all Klinger’s claims before answering and engaging in discovery.

Conclusion

In accordance with the foregoing, Defendants respectfully request that the Court grant their motion, and enter an order staying all proceedings until thirty (30) days after a notice has been filed with this Court of a ruling on Klinger’s Motion To Dismiss For Lack Of Personal Jurisdiction, And/Or Improper Venue, Or In The Alternative, Motion To Transfer Venue, in the case EDCI Holdings, Inc., et al. v. Klinger, Case No. 09 Civ. 3880 (BSJ), presently pending in the United States District Court for the Southern District of New York.

Dated: May 28, 2009	Respectfully Submitted,

______________________________
Rebekah Plowman
EPSTEIN BECKER & GREEN, P.C.
Resurgens Plaza
945 East Paces Ferry Road, Suite 2700
Atlanta, GA 30326
Phone: (404) 923-9000
Fax: (404) 923-9962
Email: RPlowman@ebglaw.com
-and-
John Houston Pope*
EPSTEIN BECKER & GREEN, P.C.
250 Park Ave.
New York, NY 10177-1211
Phone: (212) 351-4500
Fax: (212) 661-0989
Email: JHPope@ebglaw.com
* application for admission pro hac vice submitted

Attorneys for Defendants

5           A copy of the SDNY Complaint is attached hereto as Exhibit 1 hereto.

6           Copies of Klinger’s motion papers are attached hereto as Exhibit 2 hereto.

7           Copies of the EDC companies’ papers will be filed with this Court after they are filed with the Court in the Southern District of New York.

8           In Judge Posner’s words, “[a] court – some court – should have the power to prevent the duplication of litigation even though neither party is acting abusively; this is implicit in the very concept of a compulsory counterclaim.  It might as well be the first court.”  Asset Allocation, 892 F.2d at 572 (emphasis in original).

9           If the New York court grants the EDC companies’ cross-motion to enjoin Klinger from further prosecution of this case, the appropriate course would be to dismiss the case without prejudice.  If the New York court grants Klinger’s motion, this period of time would permit the parties to prepare appropriate pleadings or other papers responsive to the Complaint.

____________________________________________________________

CERTIFICATE OF SERVICE

I hereby certify that on May 28, 2009, I served the foregoing upon Plaintiff’s counsel of record, Kathleen A. DeLaney, DeLaney & DeLaney LLC, 3646 N. Washington Blvd., Indianapolis, IN 46205, by overnight delivery service (Federal Express)

___________